Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 158 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on May 1, 2017 (SEC Accession No. 0001615774-17-001971) and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 166 to the Trust's Registration Statement filed with the SEC on July 31, 2017 (SEC Accession No. 0001615774-17-003964) and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust was previously filed with the SEC as exhibit 28(a)(iii) to Post-Effective Amendment No. 167 to the Trust's Registration Statement filed with the SEC on August 17, 2017 (SEC Accession No. 0001615774-17-004539) and incorporated herein by reference.

By-Laws of the Trust were previously filed with the SEC as
exhibit 28 (b) to Post-Effective Amendment No. 169 to the Trust's Registration Statement filed with the SEC on August 28, 2017 (SEC Accession No. 0001615774-17-054016) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(x)(C) to Post-Effective Amendment No. 158 to the Trust's Registration Statement filed with the SEC on May 1, 2017 (SEC Accession No. 0001615774-17-001971) and incorporated herein by reference.

Investment Advisory Agreement with Lateef Investment Management, L.P. was previously filed with the SEC as exhibit 28(d)(ii) to Post-Effective Amendment No. 169 to the Trust's Registration Statement filed with the SEC on August 28, 2017 (SEC Accession No. 0001615774-17-054016) and incorporated herein by reference.

Investment Advisory Agreement with Equity Investment Corporation was previously filed with the SEC as exhibit 28(d)(xv) to Post-Effective Amendment No. 169 to the Trust's Registration Statement filed with the SEC on August 28, 2017 (SEC Accession No. 0001615774-17-054016) and incorporated herein by reference.



Investment Advisory Agreement with SkyBridge Capital II, LLC was previously filed with the SEC as exhibit 28(d)(xxiii) to Post-Effective Amendment No. 169 to the Trust's Registration Statement filed with the SEC on August 28, 2017 (SEC Accession No. 0001615774-17-054016) and incorporated herein by reference.

Amended and Restated Schedules A and B to the Investment
Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xii)(B) to Post-
Effective Amendment No. 169 to the Trust's Registration
Statement filed with the SEC on August 28, 2017 (SEC Accession
No. 0001615774-17-054016) and incorporated herein by reference.

Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(x)(D) to Post-Effective Amendment No. 174 to the Trust's Registration Statement filed with the SEC on October 31, 2017 (SEC Accession No. 0001615774-17-006076) and incorporated herein by reference.